UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 13, 2006

                           M POWER ENTERTAINMENT INC.
             (Exact name of registrant as specified in its charter)

        Delaware                   000-22057          76-0513297
(State or other jurisdiction     (Commission         (IRS Employer
      of incorporation)           File Number)      Identification No.)

              432 Park Avenue South, 2nd Floor, New York, NY 10016
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 731-2310


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

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ITEM  4.01.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
---------------------------------------------------------------

     Effective January 13, 2006, the client-auditor relationship between us and Hansen Barnett & Maxwell, LLC ("HBM") ceased as the former principal independent accountant was dismissed. On that same day, we engaged Malone & Bailey, PC, Certified Public Accountants ("Malone") as our principal independent accountant for the fiscal year ending December 31, 2005. The decision to change accountants from HBM to Malone was approved by our Board of Directors on January 13, 2006. HBM had succeeded HJ & Associates, LLC, Certified Public Accountants ("HJ&A"), who had served as our principal independent accountant until May 23, 2005, when HJ&A had resigned and HBM was engaged (as described in greater detail in our Report on Form 8-K filed with the Commission on May 26, 2005).

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     HBM's  review  of our financial statements for the interim period up to and including the date the relationship with HBM ceased. HB&M performed no audit or audit related services for the Company.

     HJ&A's audit report included in our consolidated financial statements for the years ended December 31, 2004 and 2003 includes a modification expressing substantial doubt as to our Company's ability to continue as a going concern, due to our deficit in working capital and recurring losses. The audit report contains no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle. There were no disagreements with HJ&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of HJ&A, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements for the fiscal years ended December 31, 2004 and 2003, and any later interim period, including the interim period up to and including the date the relationship with HJ&A ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit of our fiscal years ended December 31, 2004 and 2003, and any later interim period, there have been no disagreements with HJ&A on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of HJ&A would have caused HJ&A to make reference to the subject matter of the disagreement(s) in connection with their report on our financial statements. There have been no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B during our two most recent fiscal years ended December 31, 2004, and any later interim period, including the period up to and including the date the relationship with HJ&A ceased, and including the period up to and including the date our relationship with HBM ceased.

During the period from May 23, 2005, the date the Registrant engaged HB&M, through January 17, 2006, there were no disagreements with HB&M on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HB&M, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant's period nor through January 17, 2006; however:

     HB&M and our management have discussed the restatement of our March and June 10-QSB's to reflect that the acquisitions of RS Entertainment, Corazong and M Power Futures were not yet fully consummated, due to the existence of certain unfulfilled contingencies and Company obligations. Our September 30, 2005 10-QSB does reflect these events, however, to date we have yet to file the amended 10-QSB's for March and June.

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     The Company has authorized HBM to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's principal independent accountant. The Company has requested that HBM review the disclosure and HBM has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this report.

     The Company did not previously consult with Malone regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B) between the Company and HJ&A or HBM, the Company's previous principal independent accountants. Other than the item mentioned above, we have not received any written or oral advice concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing, or financial reporting issue.

     HBM had reviewed the disclosure in our Form 8-K filed with the SEC on May 26, 2005 before it was filed with the SEC and was provided an opportunity to furnish us with a letter addressed to the SEC containing any new information, clarification of our expression of our views, or the respects in which it did not agree with the statements made by us in response to Item 304 of Regulation S-B. HBM did not furnish such a letter to the SEC. Similarly, Malone has reviewed the disclosure in this Form 8-K filed with the SEC on January 17, 2006, regarding the change in accountants from HBM to Malone, and was provided an opportunity to furnish us with a letter addressed to the SEC containing any new information, clarification of our expression of our views, or the respects in which it does not agree with the statements made by us in response to Item 304 of Regulation S-B. Malone did not furnish such a letter to the SEC.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit    Description

16.1(1)    Letter  from  HJ  &  Associates,  LLC,  Certified  Public Accountants
16.2*      Letter from Hansen  Barnett  &  Maxwell,  LLC

(1) Filed as Exhibit 16.1 to the Company's Form 8-K, filed with the Commission on May 26, 2005 and incorporated herein by reference.

*  Attached  hereto.

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                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                M POWER ENTERTAINMENT INC.



Date:  January 17, 2006         By  /s/ Gary F. Kimmons
                                   -------------------------------------
                                   Gary F. Kimmons
                                   President and Chief Executive Officer

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